FILED PURSUANT TO RULE 497(e)
REGISTRATION FILE NO. 33-40682

                                 December 4, 1995



                      THE LAZARD FUNDS, INC.
             Supplement to Prospectus Dated May 1, 1995


        Each Portfolio indicated below currently intends to make a dividend distribution on or about December 27, 1994 of net capital gains realized by the Portfolio from January 1, 1995 through October 31, 1995. The exact amount of the distribution per share may be more or less than the estimated amount indicated next to the Portfolio's name, depending upon the number of shares outstanding as of December 26, 1995, the proposed record date.



                                                     Dividend
                                                   Distribution
                             Net Asset
                             Value Per
                             Share as       Short-Term    Long-Term
Name of Portfolio            of 11/30/95    Capital Gain  Capital Gain
Lazard Equity Portfolio      $18.57         $0.72         $0.62
Lazard Small Cap Portfolio   $17.30         $0.87         $0.54
Lazard Special Equity
  Portfolio                  $13.32         $0.03         $1.24
Lazard International Fixed-
  Income Portfolio           $11.44         $0.20         $0.01
Lazard Bond Portfolio        $10.07          --           $0.02
Lazard International Equity
  Portfolio                  $12.37          --           $0.15
Lazard Emerging Markets
  Portfolio                  $ 8.92          --           $0.01
Lazard International
  Small Cap Portfolio        $10.50          --           $0.05